                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report
     (Date of Earliest Event Reported):             Commission File Number:
              DECEMBER 18, 2001                           01-12888

                              --------------------


                                SPORT-HALEY, INC.
             (Exact name of Registrant as specified in its charter)



             COLORADO                                       84-1111669
     (State of incorporation)                           (I.R.S. Employer
                                                     Identification Number)


                               4600 E. 48TH AVENUE
                             DENVER, COLORADO 80216
                                  303/320-8800
                         (Address of principal executive
                          offices and telephone number)

                              --------------------

ITEM 5. OTHER EVENTS.

     On December 18, 2001, Sport-Haley, Inc. (the "Company") issued a news release announcing a further increase, of 400,000 shares, in the number of shares of the Company's common stock authorized for repurchase pursuant to the Company's stock repurchase program. A copy of the press release is attached to this Form 8-K as Exhibit 99.1

ITEM 7. EXHIBITS.

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------
       99.1         News Release dated December 18, 2001.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPORT-HALEY, INC.


Date: December 18, 2001           By: /s/ Patrick W. Hurley
                                      ------------------------------------------
                                      Patrick W. Hurley, Chief Financial Officer